United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 10, 2026 (March 4, 2026)

Fidelity National Information Services, Inc.

(Exact name of Registrant as Specified in its Charter)

1-16427

(Commission

File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

347 Riverside Avenue

Jacksonville, Florida 32202

(Address of Principal Executive Offices; Zip Code)

(904) 438-6000

(Registrant’s Telephone Number, including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
1.000% Senior Notes due 2028	FIS28	New York Stock Exchange
2.250% Senior Notes due 2029	FIS29A	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Closing of USD Notes Offering

On March 10, 2026, Fidelity National Information Services, Inc. (“FIS”) completed the issuance and sale of its previously announced offering of U.S. dollar-denominated senior notes, consisting of $2,000,000,000 in aggregate principal amount of 4.450% Senior Notes due 2028 (the “2028 Fixed Rate Notes”), $2,300,000,000 in aggregate principal amount of 4.550% Senior Notes due 2029 (the “2029 Fixed Rate Notes”), $500,000,000 in aggregate principal amount of Floating Rate Senior Notes due 2029 (the “2029 Floating Rate Notes”) and $2,000,000,000 in aggregate principal amount of 4.800% Senior Notes due 2031 (the “2031 Fixed Rate Notes” and, collectively with the 2028 Fixed Rate Notes, the 2029 Fixed Rate Notes and the 2029 Floating Rate Notes, the “USD Notes”).

The sale of the USD Notes was made pursuant to the terms of an Underwriting Agreement, dated March 4, 2026, by and among FIS and Goldman Sachs & Co. LLC, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and TD Securities (USA) LLC, as representatives of the several underwriters named therein, a copy of which was previously filed as Exhibit 1.1 to FIS’ Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on March 9, 2026.

The USD Notes were issued pursuant to (i) an Indenture, dated as of March 10, 2026 (attached hereto as Exhibit 4.1 and incorporated herein by reference), among FIS, certain other parties thereto and Regions Bank, as trustee (“Regions”), as amended and supplemented by the First Supplemental Indenture thereto with respect to the 2028 Fixed Rate Notes (attached hereto as Exhibit 4.2 and incorporated herein by reference), the Second Supplemental Indenture thereto with respect to the 2029 Fixed Rate Notes (attached hereto as Exhibit 4.3 and incorporated herein by reference) and the Third Supplemental Indenture thereto with respect to the 2029 Floating Rate Notes (attached hereto as Exhibit 4.4 and incorporated herein by reference), in each case dated as of March 10, 2026, between FIS and Regions and (ii) an Indenture (the “U.S. Bank Indenture”), dated as of March 10, 2026 (attached hereto as Exhibit 4.5 and incorporated herein by reference), among FIS, certain other parties thereto and U.S. Bank Trust Company, National Association, as trustee (“U.S. Bank”), as amended and supplemented by the Third Supplemental Indenture thereto with respect to the 2031 Fixed Rate Notes (attached hereto as Exhibit 4.8 and incorporated herein by reference), dated as of March 10, 2026, between FIS and U.S. Bank.

The USD Notes were offered and sold pursuant to the automatically effective Registration Statement on Form S-3 (File No. 333-288198) of FIS filed with the Commission on June 20, 2025, as amended by the automatically effective Post-Effective Amendment No. 1 filed with the Commission on February 26, 2026 (as so amended, the “S-3”), as further supplemented by a preliminary prospectus supplement dated February 26, 2026 filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933 (the “Securities Act”) on February 26, 2026, a free writing prospectus dated March 4, 2026 filed with the Commission pursuant to Rule 433 under the Securities Act on March 4, 2026, and a final prospectus supplement dated March 4, 2026 filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act on March 5, 2026.

Closing of Euro Notes Offering

Also on March 10, 2026, FIS completed the issuance and sale of its previously announced offering of Euro-denominated senior notes, consisting of €500,000,000 in aggregate principal amount of Floating Rate Senior Notes due 2028 (the “2028 Floating Rate Euro Notes”) and €500,000,000 in aggregate principal amount of 3.450% Senior Notes due 2030 (the “2030 Fixed Rate Euro Notes” and, collectively with the 2028 Floating Rate Euro Notes, the “Euro Notes”).

The sale of the Euro Notes was made pursuant to the terms of an Underwriting Agreement, dated March 5, 2026, by and among FIS and the several underwriters named therein, a copy of which was previously filed as Exhibit 1.2 to FIS’ Current Report on Form 8-K filed with the Commission on March 9, 2026.

The Euro Notes were issued pursuant to the U.S. Bank Indenture, as amended and supplemented by the First Supplemental Indenture thereto with respect to the 2028 Floating Rate Euro Notes (attached hereto as Exhibit 4.6 and incorporated herein by reference) and the Second Supplemental Indenture thereto with respect to the 2030 Fixed Rate Euro Notes (attached hereto as Exhibit 4.7 and incorporated herein by reference), in each case dated as of March 10, 2026, between FIS and U.S. Bank.

The Euro Notes were offered and sold pursuant to the S-3, as further supplemented by a preliminary prospectus supplement dated February 26, 2026 filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act on February 26, 2026, a free writing prospectus dated March 5, 2026 filed with the Commission pursuant to Rule 433 under the Securities Act on March 5, 2026, and a final prospectus supplement dated March 5, 2026 filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act on March 6, 2026.

Item 8.01.	Other Events.

Opinion Letters

Copies of the opinion letters of Willkie Farr & Gallagher LLP relating to the validity of the USD Notes and the Euro Notes are filed as Exhibits 5.1 and 5.2 hereto, respectively, and copies of the opinion letters of Troutman Pepper Locke LLP concerning legal matters related to Georgia law in respect of the USD Notes and the Euro Notes are filed as Exhibits 5.3 and 5.4 hereto, respectively.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Indenture, dated March 10, 2026, by and among FIS, certain other parties thereto and Regions Bank, as trustee.

4.2	First Supplemental Indenture, dated March 10, 2026, between FIS and Regions Bank, as trustee.

4.3	Second Supplemental Indenture, dated March 10, 2026, between FIS and Regions Bank, as trustee.

4.4	Third Supplemental Indenture, dated March 10, 2026, between FIS and Regions Bank, as trustee.

4.5	Indenture, dated March 10, 2026, by and among FIS, certain other parties thereto and U.S. Bank Trust Company, National Association, as trustee.

4.6	First Supplemental Indenture, dated March 10, 2026, between FIS and U.S. Bank Trust Company, National Association, as trustee.

4.7	Second Supplemental Indenture, dated March 10, 2026, between FIS and U.S. Bank Trust Company, National Association, as trustee.

4.8	Third Supplemental Indenture, dated March 10, 2026, between FIS and U.S. Bank Trust Company, National Association, as trustee.

4.9	Form of 4.450% Senior Notes due 2028 (included as Exhibit A to Exhibit 4.2 above).

4.10	Form of 4.550% Senior Notes due 2029 (included as Exhibit A to Exhibit 4.3 above).

4.11	Form of Floating Rate Senior Notes due 2029 (included as Exhibit A to Exhibit 4.4 above).

4.12	Form of 4.800% Senior Notes due 2031 (included as Exhibit A to Exhibit 4.8 above).

4.13	Form of Floating Rate Senior Notes due 2028 (included as Exhibit A to Exhibit 4.6 above).

4.14	Form of 3.450% Senior Notes due 2030 (included as Exhibit A to Exhibit 4.7 above).

5.1	Legal Opinion of Willkie Farr & Gallagher LLP, dated March 10, 2026.

5.2	Legal Opinion of Willkie Farr & Gallagher LLP, dated March 10, 2026.

5.3	Legal Opinion of Troutman Pepper Locke LLP, dated March 10, 2026.

5.4	Legal Opinion of Troutman Pepper Locke LLP, dated March 10, 2026.

23.1	Consent of Willkie Farr & Gallagher LLP, dated March 10, 2026 (included in Exhibit 5.1 above).

23.2	Consent of Willkie Farr & Gallagher LLP, dated March 10, 2026 (included in Exhibit 5.2 above).

23.3	Consent of Troutman Pepper Locke LLP, dated March 10, 2026 (included in Exhibit 5.3 above).

23.4	Consent of Troutman Pepper Locke LLP, dated March 10, 2026 (included in Exhibit 5.4 above).

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity National Information Services, Inc.

Date: March 10, 2026

	By:	/s/ Caroline Tsai
	Name:	Caroline Tsai
	Title:	Chief Legal & Corporate Affairs Officer and Corporate Secretary